STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of December 22, 2009 (the “Agreement”), among those persons or entities set forth on Schedule 1 annexed hereto, (each a “Purchaser” and collectively the “Purchasers”), EClips Energy Technologies, Inc., a corporation organized under the laws of Florida (the “Company”), and Benjamin C. Croxton (the “Seller”).  The Purchasers, the Company and the Seller are collectively referred to herein as the “Parties”.

W I T N E S S E T H:

WHEREAS, Seller owns an aggregate of (i) 50,000,000 shares of common stock, par value $0.0001 per share of the Company (the “Common Shares”) and (ii) 1,500,000 shares of series D preferred stock, par value $0.0001 per share of the Company (the “Preferred Shares” and collectively with the Common Shares, the “Shares”); and

WHEREAS, the Seller desires to sell to the Purchasers, and the Purchasers desires to purchase from the Seller, the Shares for the purchase price and upon the terms and conditions hereinafter set forth;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Parties hereto, together with Law Office of Clifford J. Hunt, P.A. (“Escrow Agent”), are executing and delivering an Escrow Agreement, substantially in the form attached hereto as Exhibit A (the “Escrow Agreement”) pursuant to which the Buyers shall deposit their Purchase Price (as defined below) with the Escrow Agent to be applied to the transactions contemplated hereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1

Definitions

.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 4.10.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchasers.

“Closing” means the closing of the purchase and sale of the Common Stock pursuant to Section 3.1.

“Closing Date” shall have the meaning ascribed to such term in Section 3.1

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any Shares into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any Shares of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

 “Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

 “Evaluation Date” shall have the meaning ascribed to such term in Section 4.18.

“Escrow Agreement” means the Escrow Agreement, dated as of the date hereof, by and among the Company, Purchasers and the Seller, in the form of Exhibit A attached hereto.

 “Excess Liability Amount” shall have the meaning ascribed to such term in Section 4.2.

“Exchange Act” means the Shares Exchange Act of 1934, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 4.8.

 “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 4.15.

“Liabilities” shall have the meaning ascribed to such term in Section 2.4.

 “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreement” means the Lock-Up Agreement, dated as of the date hereof, by and among the Company and the Seller, in the form of Exhibit B attached hereto.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 4.2.

“Material Permits” shall have the meaning ascribed to such term in Section 4.13.

 “Option Agreement” means the Option Agreement, dated as of the date hereof, by and among the Company and the Seller, in the form of Exhibit D attached hereto.

 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” shall have the meaning ascribed to such term in Section 2.2.

“Release” means the Release, dated as of the date hereof, by and among the Company and the Seller, in the form of Exhibit C attached hereto.

“Required Approvals” shall have the meaning ascribed to such term in Section 4.5.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 4.8.

 “Securities Act” means the Securities Act of 1933, as amended.

“Shares” shall have the meaning set forth in the first “Whereas” clause hereto.“Subsidiary” shall mean the subsidiaries of the Company, if any, set forth on Schedule 4.1.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market or the Nasdaq National Market.

“Transaction Documents” means this Agreement, the Lock-Up Agreement, the Release and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II
PURCHASE AND SALE

2.1

Sale and Purchase of Shares.  On the Closing Date, upon the terms and subject to the conditions contained herein, the Seller shall sell, assign, transfer, convey and deliver to the Purchasers, and the Purchasers shall purchase from the Seller, all of the Shares, free and clear of any liens, pledges, encumbrances, charges, claims or restrictions of any kind.

2.2

Amount of Purchase Price. The purchase price for the Shares shall be US$100,000.00 (one hundred thousand US dollars) (the “Purchase Price”) which shall be deposited with the Escrow Agent as “Escrow Funds” pursuant to the Escrow Agreement.  The Purchasers shall deliver the Purchase Price to the Escrow Agent via wire transfer or a certified check, immediately available funds.

2.3

Payment of Purchase Price.

2.4

On the Closing Date, the Parties shall instruct the Escrow Agent to pay $25,000 of the Escrow Funds to the Seller, which shall be paid by the delivery to Seller by wire transfer of immediately available funds into accounts designated by the Seller.  On each of the 60th, 90th and 180th day following the Closing Date, the Parties shall instruct the Escrow Agent to pay $25,000 of the Escrow Funds to the Seller, which shall be paid by the delivery to Seller by wire transfer of immediately available funds into accounts designated by the Seller.

2.5

Liabilities At Closing.  The Seller shall use his best efforts to cause the Company's liabilities (the “Liabilities”) as of the Closing to be not more than $75,000 (the “Maximum Liability Amount”).   In the event that the amount of Liabilities is greater than the Maximum Liability Amount, the Seller agrees to indemnify and hold harmless the Company for all liabilities that exceed the Maximum Liability Amount.   Notwithstanding such indemnity, Seller shall receive $25,000 of the Escrow Funds at closing and the remaining $75,000 of the Escrow Funds shall remain in escrow with the Escrow Agent pursuant to the terms of this Agreement and the Escrow Agreement.  The Escrow Funds shall not be subject to any indemnity or demand by Purchasers or the Company for tender, delivery or payment of any Company Liability in excess of the Maximum Liability Amount or thereafter.  The Escrow Funds shall be paid out to Seller in accordance with the schedule set forth in this Agreement notwithstanding any indemnity responsibility of Seller.  The Parties agree that they shall not tender any instructions or demands to Escrow Agent that directs the Escrow Agent to withhold such Escrow Funds from Seller when due to be paid in accordance with the payment schedule set forth herein or, which directs the payment of such Escrow Funds to any person or entity other than Seller.  The Parties agree that only the filing of a civil action by a Company creditor identified in schedules to the Transaction Documents may trigger a demand for indemnity hereunder.

ARTICLE III
CLOSING AND TERMINATION

3.1

Closing Date.  Subject to the satisfaction of the conditions set forth in Sections 7.1 and 7.2 hereof (or the waiver thereof by the Party entitled to waive that condition), the closing of the sale and purchase of the Shares provided for in Section 1.1 hereof (the "Closing") shall take place at the offices of Law Office of Clifford J. Hunt, P.A. located at 8200 Seminole Boulevard, Seminole, Florida 33772 (or at such other place as the Parties may designate in writing) on such date as the Seller and the Purchasers may designate.  The date on which the Closing shall be held is referred to in this Agreement as the "Closing Date".  At the Closing, Seller shall deliver the Shares, together with fully executed stock powers in blank, and medallion guarantee signatures, and Purchasers shall deliver the Purchase Price to the Escrow Agent.  Escrow Agent shall promptly deliver to Harvey Kesner, Esq., counsel for the Purchasers at the address set for notices herein, the Shares, together with the stock powers executed by Seller in blank and medallion guarantees and upon delivery to an overnight delivery service, properly addressed, may release the first payment of $25,000 from the Escrow.  The parties hereto agree that the Purchasers shall be designated in a supplemental Schedule to this Agreement that shall be delivered to Seller following closing, together with a copy of the transfer agent instructions for execution by the Company authorizing transfer of such shares.  Company hereby appoints Harvey Kesner, Esq. as  attorney in fact, commencing upon delivery of the Purchase Price to the Escrow Agent, for the sole purpose of instructing the transfer agent for the Company with respect to transfer of the purchased Shares, and Company shall provide all further cooperation and instructions to transfer agent necessary or desirable to complete the transfer of Shares to the Purchasers.

Omitted.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE COMPANY

The Seller and the Company hereby, jointly and severally, represent and warrant to the Purchasers that:

4.1

Subsidiaries.  All of the direct and indirect subsidiaries of the Company are set forth on Schedule 4.1 (each a “Subsidiary” and collectively, the “Subsidiaries”) or in the filings of the Company made with the Securities and Exchange Commission.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase Shares.  If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in this Agreement shall be disregarded.

4.2

Organization and Qualification.  The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

4.3

Authorization; Enforcement.  The Company and Seller have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Company and the Seller and the consummation by them of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company or Seller and no further action is required by the Company, the Board of Directors or the Company’s stockholders or Seller in connection therewith.  This Agreement to which it is a Party has been (or upon delivery will have been) duly executed by the Company and Seller, and when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company and Seller enforceable against the Company and Seller in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.4

No Conflicts.  The execution, delivery and performance by the Company and Seller of this Agreement and the consummation by Seller and Company of each Agreement as to which it is a Party of the other transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s or Seller’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or Seller, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary or Seller debt or otherwise) or other understanding to which the Company or any Subsidiary or Seller is a party or by which any property or asset of the Company or any Subsidiary or Seller is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary or Seller is subject (including federal and state Securities laws and regulations), or by which any property or asset of the Company or a Subsidiary or Seller is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

4.5

Filings, Consents and Approvals.  Neither the Company nor Seller is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company or Seller of this Agreement.

4.6

Ownership of the Shares.  Seller is the lawful record and beneficial owner of the Shares, free and clear of any liens, pledges, encumbrances, charges, claims or restrictions of any kind, except as set forth in Schedule 4.6, and has, or will have on the Closing Date, the absolute, unilateral right, power, authority and capacity to enter into and perform this Agreement without any other or further authorization, action or proceeding, except as specified herein.

4.7

Capitalization.  The capitalization of the Company is as set forth on Schedule 4.7. Except as set forth on Schedule 4.7, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act, each of which have been disclosed in an Exchange Act Report or other SEC filing.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement.  Except as set forth on Schedule 4.7, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The sale of the Shares will not obligate the Company to issue shares of Common Stock or Common Stock Equivalents to any Person and will not result in a right of any holder of Common Stock or Common Stock Equivalents to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state Securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase Common Stock.  No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company and Seller, between or among any of the Company’s stockholders.

4.8

SEC Reports; Financial Statements.  Except as set forth on Schedule 4.8 of the Disclosure Schedules, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials and any amendments filed through the date hereof, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Except as described on Schedule 4.8, the Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.9

Material Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity Shares to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the sale of the Shares contemplated by this Agreement or as set forth on Schedule 4.9, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable Securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

4.10

Litigation.  Except as set forth in the SEC Reports or as set forth on Schedule 4.10, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company and Seller, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state Securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company and Seller, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

4.11

Labor Relations.  No material labor dispute exists or, to the knowledge of the Company and Seller, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  No executive officer, to the knowledge of the Company and Seller, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.12

Compliance.  Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

4.13

Regulatory Permits.  The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

4.14

Title to Assets.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

4.15

Patents and Trademarks.  The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company and Seller, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.16

Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged.

4.17

Transactions with Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company and Seller, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company and Seller, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

4.18

Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

4.19

Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

4.20

Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

4.21

Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

4.22

Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in Shares of the Company.  All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.   The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.  The Company acknowledges and agrees that no Purchasers makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

4.23

Solvency.  Except for the Going Concern note included in the SEC Reports which advised that recurring losses and negative cash flows are indicative that the Company may not be able to continue as a going concern, the Company and Seller have no knowledge of any facts or circumstances which lead it to believe that it would be compelled to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  There has been no material change in the Company financial position regarding such status since the filing of the Company’s Form 10-Q filed with the Commission on November 15, 2009 and the Company and Seller do not expect any material change up to and including the Closing Date.

4.24

Tax Status.

 Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

4.25

Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company and Seller, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.26

Liabilities.  As of the Closing Date, the Company and Seller jointly and severally agree that they shall use best efforts to reduce the liabilities of the Company to an amount that is not in excess of $75,000. All liabilities in excess of $75,000 at the Closing Date shall be subject to the indemnity provision set forth in Section 2.4 of this Agreement.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PURCHASERS

5.1

Organization and Good Standing. If an entity, the Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This Agreement to which it is a Party has been duly executed by such Purchasers, and when delivered by such Purchasers in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchasers, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.2

Own Account.  The Purchasers understands that the Shares are “restricted Shares” and have not been registered under the Securities Act or any applicable state Securities law and is acquiring the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state Securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting such Purchasers’ right to sell the Shares in compliance with applicable federal and state Securities laws) in violation of the Securities Act or any applicable state securities law.  Such Purchasers are acquiring the Shares hereunder in the ordinary course of its business.

5.3

Purchasers Status.  As of the date hereof, each Purchaser is an “accredited investor” as defined in Rule 501(a) under the Securities Act.  Such Purchasers are not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

5.4

Experience of Such Purchasers.  Such Purchasers, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.  Such Purchasers are able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

5.5

Litigation.  There are no Legal Proceedings pending or, to the best knowledge of each Purchaser, threatened that are reasonably likely to prohibit or restrain the ability of the Purchaser to enter into this Agreement or consummate the transactions contemplated hereby.

5.6

Broker.  The Purchasers have not retained any broker in connection with any transaction contemplated by this Agreement.  Seller shall not be obligated to pay any fee or commission associated with the retention or engagement by the Purchasers of any broker in connection with any transaction contemplated by this Agreement.

ARTICLE VI
COVENANTS

6.1

Legend. The Purchasers understand and agree that the certificates for the Shares and the Seller shall bear substantially the following legend until (i) such Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Shares may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state Securities laws:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

6.2

Access to Information. The Seller and the Company agree that, prior to the Closing Date, the Purchasers shall be entitled, through its officers, employees and representatives (including, without limitation, its legal advisors and accountants), to make such investigation of the properties, businesses and operations of the Company and their Subsidiaries and such examination of the books, records and financial condition of the Company and their Subsidiaries as it reasonably requests and to make extracts and copies of such books and records.  Any such investigation and examination shall be conducted during regular business hours and under reasonable circumstances, and the Seller shall cooperate, and shall cause the Company and their Subsidiaries to cooperate, fully therein.  No investigation by the Purchasers prior to or after the date of this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of the Seller contained in this Agreement.  In order that the Purchasers may have full opportunity to make such physical, business, accounting and legal review, examination or investigation as it may reasonably request of the affairs of the Company and its Subsidiaries, the Seller shall cause the officers, employees, consultants, agents, accountants, attorneys and other representatives of the Company and their Subsidiaries to cooperate fully with such representatives in connection with such review and examination.

6.3

Conduct of the Business Pending the Closing.

a)

Except as otherwise expressly contemplated by this Agreement or with the prior written consent of the Purchasers, the Seller shall use their best efforts, and shall cause the Company to:

(i)

Conduct the businesses of the Company only in the ordinary course consistent with past practice;

(ii)

Use its best efforts to (A) preserve its present business operations, organization (including, without limitation, management and the sales force) and goodwill of the Company and (B) preserve its present relationship with Persons having business dealings with the Company;

(iii)

Maintain (A) all of the assets and properties of the Company in their current condition, ordinary wear and tear excepted and (B) insurance upon all of the properties and assets of the Company in such amounts and of such kinds com-parable to that in effect on the date of this Agreement;

(iv)

(A) maintain the books, accounts and records of the Company in the ordinary course of business consistent with past practices, (B) continue to collect accounts receivable and pay accounts payable utilizing normal procedures and without discounting or accelerating payment of such accounts, and (C) comply with all contractual and other obligations applicable to the operation of the Company; and

(v)

Comply in all material respects with applicable Laws.

b)

Except as otherwise expressly contemplated by this Agreement or with the prior written consent of the Purchasers, the Seller shall not, and shall cause the Company not to:

(i)

Declare, set aside, make or pay any dividend or other distribution in respect of the capital stock of the Company  or repurchase, redeem or otherwise acquire any outstanding shares of the capital stock or other Shares of, or other ownership interests in, the Company;

(ii)

Transfer, issue, sell or dispose of any shares of capital stock or other Shares of the Company or grant options, warrants, calls or other rights to purchase or otherwise acquire shares of the capital stock or other Shares of the Company;

(iii)

Effect any recapitalization, reclassification, stock split or like change in the capitalization of the Company;

(iv)

Amend the certificate of incorporation or by-laws of the Company;

(v)

(A) materially increase the annual level of compensation of any employee of the Company, (B) increase the annual level of compensation payable or to become payable by the Company  to any of its executive officers, (C) grant any unusual or extraordinary bonus, benefit or other direct or indirect compensation to any employee, director or consultant, (D) increase the coverage or benefits available under any (or create any new) severance pay, termination pay, vacation pay, company awards, salary continuation for disability, sick leave, deferred compensation, bonus or other incentive compensation, insurance, pension or other employee benefit plan or arrangement made to, for, or with any of the directors, officers, employees, agents or representatives of the Company  or otherwise modify or amend or terminate any such plan or arrangement or (E) enter into any employment, deferred compensation, severance, consulting, non-competition or similar agreement (or amend any such agreement) to which the Company is a party or involving a director, officer or employee of the Company in his or her capacity as a director, officer or employee of the Company;

(vi)

Except for trade payables and for indebtedness for borrowed money incurred in the ordinary course of business and consistent with past practice, borrow monies for any reason or draw down on any line of credit or debt obligation, or become the guarantor, surety, endorser or otherwise liable for any debt, obligation or liability (contingent or otherwise) of any other Person, or change the terms of payables or receivables;

(vii)

Subject to any Lien (except for leases that do not materially impair the use of the property subject thereto in their respective businesses as presently conducted), any of the properties or assets (whether tangible or intangible) of the Company;

(viii)

Acquire any material properties or assets or sell, assign, transfer, convey, lease or otherwise dispose of any of the material properties or assets (except for fair consideration in the ordinary course of business consistent with past practice) of the Company;

(ix)

Cancel or compromise any debt or claim or waive or release any material right of the Company except in the ordinary course of business consistent with past practice;

(x)

Enter into any commitment for capital expenditures or the purchase of assets out of the ordinary course in excess of $5,000;

(xi)

Permit the Company to enter into any transaction or to make or enter into any Contract which by reason of its size or otherwise is not in the ordinary course of business consistent with past practice;

(xii)

Permit the Company to enter into or agree to enter into any merger or consolidation with, any corporation or other entity, and not engage in any new business or invest in, make a loan, advance or capital contribution to, or otherwise acquire the Shares of any other Person;

(xiii)

Except for transfers of cash pursuant to normal cash management practices, permit the Company to make any investments in or loans to, or pay any fees or expenses to, or enter into or modify any Contract with, the Seller or any Affiliate of the Seller; or

(xiv)

Agree to do anything prohibited by this Section 6.2 or anything which would make any of the representations and warranties of the Seller in this Agreement or the Transaction Documents untrue or incorrect in any material respect as of any time through and including the Effective Time.

6.4

Consents.  The Seller and the Company shall use their best efforts, and the Purchasers shall cooperate with the Seller and the Company to obtain at the earliest practicable date all consents and approvals required to consummate the transactions contemplated by this Agreement, including, without limitation, the consents and approvals referred to in Section 4.5 hereof; provided, however, that neither the Seller, the Company nor the Purchasers shall be obligated to pay any consideration therefor to any third party from whom consent or approval is requested.

6.5

Other Actions.  Each of the Seller, the Company and the Purchasers shall use its best efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

6.6

Preservation of Records.  The Seller and the Purchasers agree that each of them shall preserve and keep the records held by it relating to the business of the Company for a period of three years from the Closing Date and shall make such records and personnel available to the other as may be reasonably required by such party in connection with, among other things, any insurance claims by, legal proceedings against or governmental investigations of the Seller or the Purchasers or any of their Affiliates or in order to enable the Seller or the Purchasers to comply with their respective obligations under this Agreement and each other agreement, document or instrument contemplated hereby or thereby.

6.7

Securities Laws Disclosure; Publicity.  The Company shall, by 8:30 a.m. Eastern time on the 4th Trading Day following the date hereof, issue a Current Report on Form 8-K, reasonably acceptable to each Purchasers disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto.  The Company, Seller and each Purchasers shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company, Seller nor any Purchasers shall issue any such press release or otherwise make any such public statement without the prior consent of the other Parties, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

6.8

Preparation of the 14f-1 Notice. Upon execution of this Agreement, the Company shall prepare and file with the Commission the 14f-1 Notice in connection with the consummation of this Agreement. The Company shall cause the 14f-1 Notice to be mailed to its stockholders as promptly as practicable thereafter.

6.9

Transfer of Assets.  At the Closing, the Company shall transfer to Seller or Seller’s designee, all of the capital stock of each of the Company’s Subsidiaries, except for H-Hybrid Technologies, Inc. (“HHTI”).  These Subsidiaries include Pure Air Technologies, Inc., Hydrogen Safe Technologies, Inc., World Energy Solutions, Limited, and Advanced Alternative Energy, Inc. Simultaneous with the Closing, the Company shall execute an Option Agreement, substantially in the form annexed hereto as Exhibit D with Seller for the purchase of HHTI by Seller or his designee within a five-year period.  Additionally, the Company shall transfer to Seller or his designee at the Closing, all completed inventory of transient voltage surge suppressor units (the “TVSS Units”), components and parts utilized in assembly of the TVSS Units as well as all rights, title and interest to the Underwriter’s Laboratory number previously granted to the Company with respect to the TVSS Units and the right to manufacture, wholesale and sell the TVSS Units after the Closing. Additionally, the Company shall transfer to Seller or his designee at the Closing, all rights, title and interest to (i) the name “EClips Energy Technologies” and any derivatives of such name; (ii) the Company bank accounts (including all cash and cash equivalents contained therein); and (iii) furniture, fixtures, tools, equipment, supplies, office supplies, office equipment, inventories and leases, in addition to all other personal property and physical assets of the Company (excluding HHTI) (the “Transferred Assets”).  The Company and Seller acknowledge that Purchasers has expressed its intent not to utilize any of the Transferred Assets in the business of the Company after the Closing and Company and Seller agree that the Transferred Assets do not presently and will not at the time of Closing or immediately thereafter, constitute all or substantially all of the assets of the Company.

6.10

Release from Employment Agreement.

a)

At the Closing, the Company shall release Seller from all provisions, obligations, restrictions and prohibitions contained in that certain Employment Agreement, dated January 31, 2006, between Seller and the Company, by way of a Release substantially in the form annexed hereto as Exhibit C.  Upon closing of the transactions contemplated by this Agreement, such Employment Agreement shall be null and void and have no further force or effect.

b)

In consideration for the cancellation of Seller’s employment agreement with the Company, on the Closing Date the Company shall issue the Seller one million one hundred thousand (1,100,000) shares of the Company’s Common Stock (the “Seller’s Common Shares”).  The Seller’s Common Shares shall be “restricted” securities and shall be subject to the restrictions set forth in Section 6.1 hereto.

c)

Seller has agreed that in connection with the issuance of the Seller’s Common Shares as set forth in this Section 6.10, Seller shall enter into a Lock-Up Agreement with the Company substantially in the form annexed hereto as Exhibit B.

d)

In connection with the issuance of the Seller’s Common Shares, Seller represents and warrants:

(i)

Own Account.  Seller understands that the Seller’s Common Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Seller’s Common Shares as principal for its own account and not with a view to or for distributing or reselling such Seller’s Common Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Seller’s right to sell the Seller’s Common Shares in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

(ii)

Accredited Investor Status.  As of the date hereof, Seller is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(iii)

Experience of Seller.  Such Seller, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Seller’s Common Shares, and has so evaluated the merits and risks of such investment.  Such Seller is able to bear the economic risk of an investment in the Seller’s Common Shares and, at the present time, is able to afford a complete loss of such investment.

(iv)

General Solicitation.  Such Seller is not receiving the Seller’s Common Shares as a result of any advertisement, article, notice or other communication regarding the Seller’s Common Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

ARTICLE VII
CONDITIONS TO CLOSING

7.1

Conditions Precedent to Obligations of Purchasers.

The obligation of the Purchasers to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by the Purchasers in whole or in part to the extent permitted by applicable law):

a)

all representations and warranties of the Seller and the Company contained herein shall be true and correct as of the date hereof;

b)

all representations and warranties of the Seller and the Company contained herein qualified as to materiality shall be true and correct, and the representations and warranties of the Seller and the Company contained herein not qualified as to materiality shall be true and correct in all material respects, at and as of the Closing Date with the same effect as though those representations and warranties had been made again at and as of that time;

c)

the Seller and the Company shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by  them on or prior to the Closing Date;

d)

the Purchasers shall have been furnished with certificates (dated the Closing Date and in form and substance reasonably satisfactory to the Purchasers) executed by the Seller certifying as to the fulfillment of the conditions specified in Sections 7.1(a), 7.1(b) and 7.1(c) hereof;

e)

Certificates representing 100% of the Shares shall have been, or shall at the Closing be, validly delivered and transferred to the Purchasers, free and clear of any and all Liens;

f)

there shall not have been or occurred any Material Adverse Change;

g)

the Seller and the Company shall have obtained all consents and waivers referred to in Section 4.7 hereof, in a form reasonably satisfactory to the Purchasers, with respect to the transactions contemplated by this Agreement and the Transaction Documents;

h)

no legal proceedings shall have been instituted or threatened or claim or demand made against the Seller and the Company, or the Purchasers seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any order by a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

i)

the Purchasers shall have received the written resignations of each director and officer of the Company;

j)

the Schedule 14f-1 shall have been filed with the Commission and mailed to the shareholders of the Company.

7.2

Conditions Precedent to Obligations of the Seller and the Company.

The obligations of the Seller and the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by the Seller and the Company in whole or in part to the extent permitted by applicable law):

a)

all representations and warranties of the Purchasers contained herein shall be true and correct as of the date hereof;

b)

all representations and warranties of the Purchasers contained herein qualified as to materiality shall be true and correct, and all representations and warranties of the Purchasers contained herein not qualified as to materiality shall be true and correct in all material respects, at and as of the Closing Date with the same effect as though those representations and warranties had been made again at and as of that date;

c)

the Purchasers shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Purchasers on or prior to the Closing Date;

d)

the Seller shall have been furnished with certificates (dated the Closing Date and in form and substance reasonably satisfactory to the Seller) executed by the Chief Executive Officer of the Purchasers certifying as to the fulfillment of the conditions specified in Sections 7.2(a), 7.2(b) and 7.2(c); and

e)

no legal proceedings shall have been instituted or threatened or claim or demand made against the Seller, the Company, or the Purchasers seeking to restrain or prohibit or to obtain substantial damages with respect to the consummation of the transactions contemplated hereby, and there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby.

ARTICLE VIII
DOCUMENTS TO BE DELIVERED

8.1

Documents to be Delivered by the Seller.

At the Closing, the Seller shall deliver, or cause to be delivered, to the Purchasers the following:

a)

stock certificates representing the Shares, duly endorsed in blank or accompanied by stock transfer powers and with all requisite stock transfer tax stamps attached;

b)

copies of all consents and waivers referred to in Section 7.1(g) hereof;

c)

evidence of approval of the Board of Directors of the Company of the  transactions contemplated hereby;

d)

written resignations of each of the officers and directors of the Company;

e)

certificate of good standing with respect to the Company issued by the Secretary of State of the State of incorporation, and for each state in which the Company is qualified to do business as a foreign corporation;

f)

resolutions of the board of directors of the Company appointing Greg Cohen as the President, Chairman and CEO

g)

this Agreement duly executed by the Seller and the Company;

h)

the Escrow Agreement duly executed by the Seller and the Company;

i)

the Option Agreement duly executed by the Seller and the Company;

j)

 and the Lock-Up Agreement duly executed by the Seller

k)

such other documents as the Purchasers shall reasonably request.

8.2

Documents to be Delivered by the Purchasers.

At the Closing, the Purchasers shall deliver to the Seller the following:

a)

the Purchase Price;

b)  the certificates referred to in Section 7.2(d) hereof;

c)  this Agreement duly executed by the Purchasers;

d) the Escrow Agreement duly executed by the Purchasers;

e); and

f) such other documents as the Seller shall reasonably request.

ARTICLE IX
INDEMNIFICATION

9.1

Indemnification.

a)

Seller hereby agrees to indemnify and hold the Purchasers, the Company, and their respective directors, officers, employees, Affiliates, agents, successors and assigns (collectively, the "Purchasers Indemnified Parties") harmless from and against:

(i)

any an all liabilities of the Company of every kind, nature, and description, absolute or contingent, existing as against the Company prior to and including the Closing Date or thereafter coming into being or arising by reason of any state of facts existing, or any transaction entered into, on or prior to the Closing Date, except to the extent that the same have been fully provided for in the Financial Statements or disclosed in the notes thereto or the Schedules hereto or were incurred in the ordinary course of business between the December 31, 2009 and the Closing Date;

(ii)

subject to Section 10.3, any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the failure of any representation or warranty of the Seller set forth in Section 4 hereof, or any representation or warranty contained in any certificate delivered by or on behalf of the Seller pursuant to this Agreement, to be true and correct in all respects as of the date made;

(iii)

any and all losses, liabilities, obligations, damages, costs and expenses based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of the Seller under this Agreement;

(iv)

any and all notices, actions, suits, proceedings, claims, demands, assessments, judgments, costs, penalties and expenses, including attorneys' and other professionals' fees and disbursements (collectively, "Expenses") incident to any and all losses, liabilities, obligations, damages, costs and expenses with respect to which indemnification is provided hereunder (collectively, "Losses").

b)

Purchasers hereby agrees to indemnify and hold the Seller and his Affiliates, agents, successors and assigns (collectively, the "Seller Indemnified Parties") harmless from and against:

(i)

any and all Losses based upon, attributable to or resulting from the failure of any representation or warranty of the Purchasers set forth in Section 5 hereof, or any representation or warranty contained in any certificate delivered by or on behalf of the Purchasers pursuant to this Agreement, to be true and correct as of the date made;

(ii)

any and all Losses based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of the Purchasers under this Agreement or arising from the ownership or operation of the Company from and after the Closing Date; and

(iii)

any and all Expenses incident to the foregoing.

9.2

Indemnification Procedures.

a)

In the event that any Legal Proceedings shall be instituted or that any claim or demand ("Claim") shall be asserted by any Person in respect of which payment may be sought under Section 9.1 hereof, the indemnified Party shall reasonably and promptly cause written notice of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying Party.  The indemnifying Party shall have the right, at its sole option and expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the indemnified Party, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Losses indemnified against hereunder.  If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any losses indemnified against hereunder, it shall within five (5) days (or sooner, if the nature of the Claim so requires) notify the indemnified Party of its intent to do so.  If the indemnifying Party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any losses indemnified against hereunder, fails to notify the indemnified Party of its election as herein provided or contests its obligation to indemnify the indemnified Party for such losses under this Agreement, the indemnified Party may defend against, negotiate, settle or otherwise deal with such Claim.  If the indemnified Party defends any Claim, then the indemnifying Party shall reimburse the indemnified Party for the Expenses of defending such Claim upon submission of periodic bills.  If the indemnifying Party shall assume the defense of any Claim, the indemnified Party may participate, at his or its own expense, in the defense of such Claim; provided, however, that such indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying Party if (i) so requested by the indemnifying Party to participate or (ii) in the reasonable opinion of counsel to the indemnified Party, a conflict or potential conflict exists between the indemnified Party and the indemnifying Party that would make such separate representation advisable; and provided, further, that the indemnifying Party shall not be required to pay for more than one such counsel for all indemnified Parties in connection with any Claim.  The Parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such Claim.

b)

After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified Party and the indemnifying Party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified Party shall forward to the indemnifying Party notice of any sums due and owing by the indemnifying Party pursuant to this Agreement with respect to such matter and the indemnifying Party shall be required to pay all of the sums so due and owing to the indemnified Party by wire transfer of immediately available funds within 10 business days after the date of such notice.

c)

The failure of the indemnified Party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying Party's obligations with respect thereto except to the extent that the indemnifying Party can demonstrate actual loss and prejudice as a result of such failure.

ARTICLE X
MISCELLANEOUS

10.1

Payment of Sales, Use or Similar Taxes.  All sales, use, transfer, intangible, recordation, documentary stamp or similar Taxes or charges, of any nature whatsoever, applicable to, or resulting from, the transactions contemplated by this Agreement shall be borne by the Seller.

10.2

Survival of Representations and Warranties.   The Parties hereto hereby agree that the representations and warranties contained in this Agreement or in any certificate, document or instrument delivered in connection herewith, shall survive the execution and delivery of this Agreement, and the Closing hereunder, regardless of any investigation made by the parties hereto; provided, however, that any claims or actions with respect thereto shall terminate unless within thirty-six (36) months after the Closing Date written notice of such claims is given to the Seller or such actions are commenced.

10.3

Expenses.  Except as otherwise provided in this Agreement, the Seller and the Purchasers shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

10.4

Specific Performance.  The Seller and the Company acknowledge and agree that the breach of this Agreement would cause irreparable damage to the Purchasers and that the Purchasers will not have an adequate remedy at law.  Therefore, the obligations of the Seller and the Company under this Agreement, including, without limitation, the Seller’s obligation to sell the Shares to the Purchasers, shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith.  Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any Party may have under this Agreement or otherwise.

10.5

Further Assurances.  The Seller and the Purchasers each agrees to execute and deliver such other documents or agreements and to take such other action as may be reasonably necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

10.6

Submission to Jurisdiction; Consent to Service of Process.  The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within Pinellas and Hillsborough Counties, Florida over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts.  The Parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the Parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Each of the Parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 10.10.

10.7

Entire Agreement; Amendments and Waivers.  This Agreement (including the schedules and exhibits hereto) represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought.  No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.  The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.  No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

10.8

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of Florida.

10.9

Table of Contents and Headings.  The table of contents and section headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

10.10

Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or mailed by certified mail, return receipt requested, to the Parties (and shall also be transmitted by facsimile to the Persons receiving copies thereof) at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

(a)

Purchasers:

_________

   As set forth in Schedule 1

Copy to:

Harvey Kesner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone:  (212) 930-9700

Facsimile: (212) 930-9725

(b)

Seller:

Benjamin C. Croxton

920 16th Ave., North,

St. Petersburg, Florida 704

Tel: (727) 642-5339

Fax: (727) 419-7413

Copy to:

Clifford J. Hunt, Esquire

8200 Seminole Boulevard

Seminole, FL 33772

Tel: (727) 471-0444

Fax: (727) 471-0447

(c)

Company:

EClips Energy Technologies, Inc.

3900A 30 1st St. N.

St. Petersburg, FL 33714

Tel: (727) 525-5552

Fax: (727) 526-2990

Copy to:

Clifford J. Hunt, Esquire

8200 Seminole Boulevard

Seminole, FL 33772

Tel: (727) 471-0444

Fax: (727) 471-0447

Copy to:

Harvey Kesner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone:  (212) 930-9700

Facsimile: (212) 930-9725

10.11  Severability.  If any provision of this Agreement is invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

10.12     Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement except as provided below.  No assignment of this Agreement or of any rights or obligations hereunder may be made by either the Seller or the Purchasers (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void; provided, however, that the Purchasers may assign this Agreement and any or all rights or obligations hereunder (including, without limitation, the Purchaser's rights to purchase the Shares and the Purchaser's rights to seek indemnification hereunder) to any Affiliate of the Purchasers; provided, further, that notwithstanding any such assignment or delegation, the Purchasers shall continue to be bound by all the terms of this Agreement.  Upon any such permitted assignment, the references in this Agreement to the Purchasers shall also apply to any such assignee unless the context otherwise requires.

10.13   Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

10.14  Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchasers under any Transaction Documents are several and not joint with the obligations of any other Purchasers, and no Purchasers shall be responsible in any way for the performance of the obligations of any other Purchasers under any Transaction Documents.  Nothing contained herein or in any Transaction Documents, and no action taken by any Purchasers pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchasers to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

10.15  Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

[PURCHASERS]

By:/s/ Greg Cohen

Name: Greg Cohen

Title: Authorized Signatory

ECLIPS ENERGY TECHNOLOGIES, INC.

By:_/s/ Peter W. James

Name: Peter W. James

Title: Chief Operating Officer

/s/ Benjamin C. Croxton

Benjamin C. Croxton, Individually